UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 9, 2004


                          LEGALPLAY ENTERTAINMENT INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


             Florida                      000-29219              98-0199508
---------------------------------  ------------------------  -------------------
 (State or other jurisdiction      (Commission File Number)    (IRS Employer)
of incorporation or organization)                            Identification No.)


    Suite 308, 525 Seymour Street                                 V6B 3H7
 Vancouver, British Columbia, Canada
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)


   Registrant's telephone number                               (604) 341-1882
     (including area code)                  ---------


    Suite 630, 1188 W. Georgia Street                              V6E 4A2
   Vancouver, British Columbia, Canada
----------------------------------------                     -------------------
(Former name or former address if changed since last report)      (Zip Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On November 9th 2004 the Board of Directors entered into an Agreement with Uninet Technologies Inc. ("Uninet") in regards to compensating Uninet for their services, in relation to the legal prosecution against Ala Corp and Communication Services Inc. The payment terms of the Agreement were as follows:

          1. For prosecuting the action against Ala Corp., Uninet will be entitled to a 50% ownership in the rights of the URL "www.poker.com". Therefore, entitling Uninet to receive 50% of all revenue received by LegalPlay Entertainment in using and/or re-licensing the URL to a third party.

          2. In the event LegalPlay Entertainment is unable to continue to contribute fees to the proposed legal action to recover the use of the URL "www.poker.com", the Company hereby agrees to assign NINETY per cent (90%) of their right, title and interest in and to the use of the URL to Uninet. In this regard, the Company irrevocably undertakes to allow Uninet to act for and/or represent the Company in order to continue prosecuting the joint action against CSI and any other action that Uninet believes should be taken against Ala Corp. and/or CSI, for which costs Uninet will be responsible.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            No events to report.

ITEM 1.03   BANKRUPTCY OR RECEIVERSHIP.

            No events to report.


SECTION 2   FINANCIAL INFORMATION

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            No events to report.

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

            No events to report.

ITEM 2.05   COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

            No events to report.


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ITEM 2.06   MATERIAL IMPAIRMENTS.

            No  events  to  report.


SECTION 3   SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

            No events to report.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

            No events to report.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

            No events to report.


SECTION 4   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

            No events to report.


SECTION 5   CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT.

            No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

            No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

            No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

            No events to report.


SECTION 6   [RESERVED]


SECTION 7   REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE.

            No event  to report.


SECTION 8   OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

            No events to report.


SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits:
            ---------
            1. Resolution of the Board of Directors of LegalPlay Entertainment Inc. dated November 9, 2004

            2. Agreement between LegalPlay Entertainment Inc. and Uninet Technologies Inc., dated November 9, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEGALPLAY ENTERTAINMENT INC.

/s/  Mark  Glusing
-------------------------------------
Mark  Glusing,  President

November  10,  2004
-------------------------------------
Date


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